Acquisition of JP3 Maximizing Value of the Full Hydrocarbon Stream with Real-Time Data and Analytics May 18, 2020

Forward Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. 2

Compelling Acquisition Rationale • Adds high growth business with proven technology platform that supports digital transformation in the energy industry • Clear runway into $1 billion addressable market with significant international opportunity, utilizing Flotek’s global reach • JP3 delivers strong value for customers, with the automation of real-time analysis driving increased profitability for customers even in a weak oil market • Significant downstream distribution opportunity highlighted by JP3’s and Phillips 66’s recent joint marketing agreement • Creates opportunity for recurring revenue at high margins, with JP3’s continued transition to a DaaS business model • Diversifies Flotek’s business across all segments of the hydrocarbon value chain, while enhancing existing chemistry applications and broadening its customer reach across the midstream and downstream sectors 3

Transaction Summary Transaction Details • Equity purchase of 100% ownership of JP3 Measurement, LLC, from private investors • Closed on Monday, May 18, 2020 • $25.0 million cash • 11.5 million shares of Flotek stock1 • $5.0 million cash earnout potential2 • Assumption of $1.3 million in debt JP3 Financial Highlights • High-growth business with expanding recurring revenue opportunities • Addressable market of $1 billion annually in US alone; with significant international opportunity • Platform technology that reshapes the economics of hydrocarbon production, blending, processing and trading • Revenue CAGR of 58% over past four years with over sixty oil and gas customers, transitioning from traditional equipment sales to Data as a Service (DaaS) model • Accelerated growth enabled by Flotek’s liquidity, industry relationships and international market access 1. Subject to lock-up provision until 12/31/2020 2. $2.5MM in the event Company’s common stock reaches $2/share based on a volume-weighted average price within 5 years of closing; additional $2.5MM in the event Company’s common stock reaches $3/share based on a volume-weighted average price within 5 years of closing 4

JP3 Platform Technology Providing Real-Time Data & Analytics to the Full Hydrocarbon Stream JP3 Leverages Cutting-Edge Optical Technology and Real-Time Data & Analytics Platforms to Maximize the Value of Oil, Natural Gas and Refined Fuels JP3 Mission • Since 2012, the company has provided real-time analysis of the composition and physical properties of the hydrocarbon streams for its clients • Platform applications serve production, transportation, process, refining and sales, enabling customers to radically improve their operational efficiencies, reduce costs and maximize profitability 5

The Need for Real-Time Data in the Modern Age of Oil & Gas Digitalization One Technology Platform – Wide Range of Applications Upstream Midstream Downstream Distribution Example: Example: Example: Example: Low-cost, real-time analysis of crude’s Gas process plants running Refineries can custom-blend crudes Refined fuel terminals and pipelines value at the wellhead enables new Automated Process Control systems from multiple day tanks or supply can be optimized to reduce or contract pricing structures between require real-time liquids pipelines to craft optimized feedstock in eliminate transmix of fuels in common producer and refiner based on actual composition for plant balancing and real time instead of running blind pipelines and significantly increase composition rather than outdated API give-away reduction profits Gravity proxy Current Industry Use Cases • Well pad separation units (gas and liquid) • Truck offloading • Crude Distillation Unit • Heater Treaters • Vapor recovery units • Stabilization (crude, condensate) • Terminals (Refined fuels, NGLs) • Truck loading • Compressor fuel gas • Pipelines (products, interfaces) • Pipelines (refined fuels, purity products) • Terminals (crude, NGL, condensate) • Liquid and gas allocations/NGL custody transfers • Gas plants and fractionation plants • Gasoline blending (vapor pressure, butane) • Blending (crude, NGLs) • Stabilizers • Gas pipelines • NGL blending (ethane/propane) • Refinery crude supply • Crude blending 6

JP3 data solution overcomes limitations of traditional technologies

Previous Technologies		JP3 Verax Edge Analyzers and Viper Cloud Solutions
• Environmental risks due to extracting samples required for each analysis • Lack of visibility into actual GHG emissions	**Environmental** ➡	• Zero emissions by design • Opportunity to quantify GHG emissions
• Safety concerns with gas being brought to analyzer or liquids needing vaporization	**Safety** ➡	• Inherently safe edge systems, liquids and gases remain in native state • Equipment can be run at spec limits without danger
• High operating expenses due to carrier gases, calibration samples and expensive shelters	**Cost** ➡	• Lower operating costs due to fully solid-state analyzer systems that require no consumables
• Remote monitoring and detection difficult, often requiring secondary systems for communications	**Convenience** ➡	• Built-in remote communications deliver data 24/7 to anywhere in the world
• Lack of real-time feedback means lost profits due to inability to approach specification limits	**Speed** ➡	• Analyses and data refreshed every 15 seconds or faster for high-precision control • Maximization of profits
• Lack of real-time feedback means lost profits due to inability to approach specification limits	**Analytics** ➡	• Real-time online Viper monitoring system allows user-friendly access to historical activity, current status and analytical insights into future process trends • Optimal efficiency

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JP3: Differentiated Data Solutions Cost Benefits Accruing to Customers Factors Driving Rapid Industry Adoption • Integrated Systems-based Approach • Actionable Analytics Driving Increased Profitability • Remote Access – Reduces Monitoring Cost • Regulatory Tailwinds from New Industry Standards • Heightened Operational Efficiency • Easily Adoptable Platform technology Formidable Barriers to Entry • Buy-in from top tier industry players • Industry-leading Data Library • Intellectual Property and Trade Secret Protection 8

High Value Proposition for Clients Has Driven Adoption of JP3 Data Platform • Strong customer base of over 60 clients across all segments of the market and including many of the market leaders in the midstream and downstream spaces • Transitioning from traditional equipment sales to DaaS revenue model Sector By Lifetime Sales Region By Readpoint Fluid Category By Readpoint West Coast Woodford Bakken Canada Condensate Upstream Downstream NGL 1% 4% 3% 8% 14% 20% 6% 19% Eagle Ford Permian 19% 34% Crude Oil Natural 41% Gulfcoast Gas Midstream 14% 26% 74% Niobrara Marcellus 7% 10% 9

JP3: Significant Market Opportunity Total Addressable Market ~$1 Billion Annual Recurring Revenue Downstream 27% US Addressable Market 51% 22% Upstream Global Market Midstream Based on existing deployment of traditional equipment global, international markets present tremendous revenue opportunity. Source: JP3 Internal Data Executing on Plan • Flotek’s growth capital accelerates deployment of global sales force • Upstream opportunity enables by real-time secure data at the edge, and visualization and analytics in the cloud • JP3 Solutions can be readily deployed to any industry segment, we can easily adapt to where the market need is • Flotek + JP3 can expand the hydrocarbon value chain back to the reservoir – optimizing the quantity and quality of injected chemicals at the wellhead to produce the highest value hydrocarbons from wellhead to the refinery and the product’s final destination 10

JP3 Announces Joint Data Service Solution with Phillips 66 to Reduce Transmix Generation

Solution Yields ~50% reduction in transmix

Dramatic increase in annual profits per site

Refined Fuels Joint Sales and Marketing Agreement


UPSTREAM FLOW
TRANSMIX*
DIESEL
JET

"By combining JP3's revolutionary real-time analysis capabilities and data systems with Phillips 66 Pipeline's midstream process knowledge, Industry-wide transmix losses could be reduced by as much as 50%."

- Press Release May 13, 2020

* **"transmix"** –the interface transportation mixture which occur when natural mixing happens between adjacent batches of different fuels being shipped in a common pipeline.

FLOTEK JP3

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JP3: Double Digit Growth with Strong, Historical Margins JP3 Revenue by Segment $16,000,000 • Revenue CAGR of 58% over $14,000,000 past four years with over sixty $12,000,000 oil and gas customers, transitioning from traditional $10,000,000 equipment sales to Data as a $8,000,000 Service (DaaS) model $6,000,000 $4,000,000 $2,000,000 $- 2016 2017 2018 2019 Downstream Midstream Upstream 12

Flotek + JP3: A Strong Future Together Positioned for accelerated growth • JP3 provides significant full-stream value creation with recurring revenue growth model • Flotek has liquidity to support and accelerate that growth Shared vision in data and technology advancing energy applications • JP3’s data enables a new dimension to this vision by measuring the injected chemistry’s effectiveness • Flotek’s innovative chemistries increase the ultimate recovery of reserves. And the reach and power of JP3’s data goes far beyond that Complementary customer bases that will grow and enhance relationships • JP3’s technology will enhance Flotek’s chemistry applications • Flotek’s global reach provides significant international opportunity Enables higher revenues and increased profitability for customers • JP3’s automation of real-time analysis drives increased profitability for customers even in a weak oil market • Flotek’s chemistry expertise and applications are complementary assets 13